UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2026 (May 1, 2026)

Date of Report (Date of earliest event reported)

A Paradise Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun’s Group Center 29th Floor, 200 Gloucester Road Wan Chai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9583 3199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, and one right to receive one-eighth of one Class A ordinary share	APADU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, no par value	APAD	The Nasdaq Stock Market LLC
Rights	APADR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2026, A Paradise Acquisition Corp. (the “Company” or “A Paradise”) convened its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, holders of 21,072,603 Class A ordinary shares and Class B ordinary shares of A Paradise (together, the “Ordinary Shares”) were present in person or by proxy, representing approximately 77.28% of the total Ordinary Shares as of April 2, 2026, the record date for the Extraordinary General Meeting, and constituting a quorum. The proposals listed below are described in detail in the proxy statement/prospectus filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2026 (the “Proxy Statement”), which was first mailed by the Company to its shareholders on or about April 10, 2026.

At the Extraordinary General Meeting, the shareholders approved the Business Combination Proposal, the Domestication Proposal, each of the Organizational Documents Proposals, the Director Election Proposal, the Stock Issuance Proposal, the Founder Plan Proposal, the Omnibus Incentive Plan Proposal, and the ESPP Proposal.

A summary of the voting results at the Extraordinary General Meeting is set forth below:

1.	Proposal No. 1 — The Business Combination Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

2.	Proposal No. 2 — The Domestication Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,666,667	0	0	0

3.	Proposal No. 3 — Organizational Documents Proposals Proposal No. 3a — Organizational Documents Proposal A

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

Proposal No. 3b — Organizational Documents Proposal B

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

Proposal No. 3c — Organizational Documents Proposal C

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

Proposal No. 3d — Organizational Documents Proposal D

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

4.	Proposal No. 4 — Director Election Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,666,667	0	0	0

5.	Proposal No. 5 — The Stock Issuance Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

6.	Proposal No. 6 — The Founder Plan Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

7.	Proposal No. 7 — The Omnibus Incentive Plan Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,731,887	3,339,716	1,000	0

8.	Proposal No. 8 — The ESPP Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,991,887	3,079,716	1,000	0

As there were sufficient votes to approve the above proposals, Proposal No. 9, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 7.01. Regulation FD Disclosure.

On May 4, 2026, A Paradise and Enhanced Ltd. (“Enhanced”) issued a joint press release announcing the results of the Extraordinary General Meeting. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01. Other Events.

In connection with the Extraordinary General Meeting, an aggregate of 19,615,531 Ordinary Shares were tendered for redemption.

The Business Combination is expected to close shortly after all closing conditions have been satisfied or waived. Following the consummation of the Business Combination, the Class A common stock of Enhanced Group Inc. is expected to begin trading on the New York Stock Exchange (“NYSE”) under the symbol “ENHA”.

Forward-Looking Statements

This Current Report only speaks at the date hereof and may contain, and related discussions contain, “forward-looking statements” within the meaning of U.S. federal securities laws. These statements include descriptions regarding the intent, belief, estimates, assumptions or current expectations of A Paradise, Enhanced or their respective officers with respect to the consolidated results of operations and financial condition, future events and plans of A Paradise and Enhanced. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan”, “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could”, or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond A Paradise’s and Enhanced’s control. Such expectations, beliefs, estimates and projections are expressed in good faith, and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be brought against Enhanced or A Paradise following the announcement of the transactions described herein; the inability to complete the transactions described herein; the valuation of Enhanced in connection with the business combination, which was determined through negotiations among affiliated parties and may not represent a market-based valuation; Enhanced’s unproven business model, limited operating history, and minimal revenue to date; the success of the inaugural 2026 Enhanced Games and subsequent events; audience, sponsor and media demand for performance-enhanced competition and related products; the availability of financing and proceeds from the private placement financing described herein; public, medical, regulatory, and ethical scrutiny of performance-enhancement substances and telehealth practices; the evolution of applicable sports, health, and data-privacy regulations; competition from established sports organizations and entertainment providers; insurance coverage limitations and increased operating costs; dependence on key management and medical personnel; exposure to litigation, antitrust or regulatory actions; risks related to market volatility, redemptions and the consummation of the business combination; Enhanced’s ability to develop and, expand its information technology and financial infrastructure; Enhanced’s intellectual property position, including the ability to maintain and protect intellectual property; the need to hire additional personnel and ability to attract and retain such personnel; the ability to recruit and retain athletes, coaches and partners; its ability to obtain additional capital and establish, grow and maintain cash flow or obtain additional and adequate financing; the effects of any future indebtedness on Enhanced’s liquidity and its ability to operate the business; its expectations concerning relationships with third parties and partners; the impact of laws and regulations and its ability to comply with such laws and regulations including laws and regulations relating to consumer protection, advertising, tax, data privacy, and anti-corruption; any changes in certain rules and practices of U.S. and Non-U.S. entities, including U.S.A. Swimming, U.S.A. Track & Field, U.S.A Weightlifting, World Anti-Doping Agency, World Aquatics, World Athletics, the International Weightlifting Federation and other sport governing bodies; its expectations regarding the period during which Enhanced will qualify as an emerging growth company under the JOBS Act; the increased expenses associated with being a public company; and Enhanced’s anticipated use of its existing resources and proceeds from the transactions described herein. There may be other risks not presently known to us or that we presently believe are not material that could also cause actual results to differ materially. Analysis and opinions contained in this Current Report may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this Current Report, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this Current Report will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and, A Paradise and Enhanced each disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

References throughout this Current Report to websites and reports are provided for convenience only, and the content on the referenced websites or in the referenced reports is not incorporated by reference into this Current Report. Enhanced assumes no liability for any third-party content contained on the referenced websites or in the referenced reports.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Description of Exhibit
99.1	Press Release, dated as of May 4, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2026

A PARADISE ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer and Chief Financial Officer